Note 4 - Tax Status	12 Months Ended
Dec. 31, 2025
EBP 36-4007085 001 [Member]
Notes to Financial Statements
EBP, Tax Status [Text Block]

NOTE 4 - TAX STATUS

The Plan is a Non-standardized 401(k) Profit Sharing Prototype Plan (“Prototype Plan”) sponsored by Fidelity Management and Research Company and adopted by the Company. The Prototype Plan obtained its latest opinion letter on June 30, 2020, in which the Internal Revenue Service (“IRS”) stated that the Prototype Plan, as then designed, follows the applicable requirements of the Internal Revenue Code. The Plan has not requested its own determination letter from the IRS. The Plan has been amended. However, the Plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRS. Therefore, the Plan administrator believes that the Plan is qualified and that the related trust was tax exempt as of the financial statement dates.

Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Department of Labor or the Internal Revenue Service. Under the modified cash basis of accounting, which is utilized by the Plan in preparation of these financial statements, the Plan would disclose, rather than recognize, the liability for such an uncertain tax position. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken that would require disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The plan administrator believes it is no longer subject to income tax examinations for years prior to 2022.